                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                              EDWARD G. BEIMFOHR


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 11th day of February, 1995.



                                       /s/ Edward G. Beimfohr
                                       -----------------------------------
                                       EDWARD G. BEIMFOHR

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                               CAROL L. BROOKINS


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 14th day of February, 1995.



                                       /s/ Carol L. Brookins
                                       ----------------------------------------
                                       CAROL L. BROOKINS

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                               EDWARD M. CARSON


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 16th day of February, 1995.



                                       /s/ Edward M. Carson
                                       ---------------------------------------
                                       EDWARD M. CARSON

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                DAVID E. FISHER


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 13th day of February, 1995.



                                       /s/ David E. Fisher
                                       ---------------------------------------
                                       DAVID E. FISHER

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                BASIL T.A. HONE


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 14th day of February, 1995.



                                       /s/ Basil T.A. Hone
                                       ---------------------------------------
                                       BASIL T.A. HONE

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                BURTON M. JOYCE


hereby constitute and appoint George H. Valentine, Francis G. Meyer and W. Mark Rosenbury, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 2nd day of February, 1995.



                                       /s/ Burton M. Joyce
                                       --------------------------------------
                                       BURTON M. JOYCE

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                ANTHONY W. LEA


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 13th day of February, 1995.



                                       /s/ Anthony W. Lea
                                       --------------------------------------
                                       ANTHONY W. LEA

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                              JOHN R. NORTON III


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 16th day of February, 1995.



                                       /s/ John R. Norton III
                                       ---------------------------------------
                                       JOHN R. NORTON III

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                              REUBEN F. RICHARDS


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 13th day of February, 1995.



                                       /s/ Reuben F. Richards
                                       ---------------------------------------
                                       REUBEN F. RICHARDS

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                HENRY R. SLACK


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 15th day of February, 1995.



                                       /s/ Henry R. Slack
                                       ---------------------------------------
                                       HENRY R. SLACK

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                               FRANCIS G. MEYER


hereby constitute and appoint George H. Valentine, W. Mark Rosenbury and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as Vice President and Chief Financial Officer of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 10th day of February, 1995.



                                       /s/ Francis G. Meyer
                                       ---------------------------------------
                                       FRANCIS G. MEYER

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                              ROBERT E. THOMPSON


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 21st day of February, 1995.



                                       /s/ Robert E. Thompson
                                       ---------------------------------------
                                       ROBERT E. THOMPSON